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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): DECEMBER 28, 2006



                          STANDARD MOTOR PRODUCTS, INC.
             (Exact Name of Registrant as Specified in its Charter)



           NEW YORK                       1-4743                 11-1362020
        (State or Other          (Commission File Number)    (I.R.S. Employee
Jurisdiction of Incorporation)                            Identification Number)



           37-18 NORTHERN BOULEVARD, LONG ISLAND CITY, NEW YORK 11101 (Address of Principal Executive Offices, including Zip Code)



        Registrant's Telephone Number, including Area Code: 718-392-0200




                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 8.01.  OTHER EVENTS

SALE OF EUROPEAN TEMPERATURE CONTROL BUSINESS

On December 28, 2006, the Company announced the consummation of the sale of a majority portion of its European Temperature Control Business to an entity controlled by a current manager of this business. This business had distribution and headquarter facilities in Italy and France. The Company received proceeds from the divestiture of approximately $3.1 million and will incur a loss on divestiture of approximately $3-4 million in the fourth quarter of 2006.

A copy of the press release announcing this transaction is attached hereto as
Exhibit 99.1 and is hereby incorporated by reference.


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits.

99.1         Press release dated December 28, 2006 announcing
             Standard Motor Products, Inc.'s sale of its European
             Temperature Control business.



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    STANDARD MOTOR PRODUCTS, INC.


                                    By: /S/ JAMES J. BURKE
                                        James J. Burke
                                        Vice President Finance,
                                        Chief Financial Officer

Date: December 28, 2006







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                                  EXHIBIT INDEX


EXHIBIT NO.            DESCRIPTION
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99.1                   Press release dated December 28, 2006
                       announcing Standard Motor Products, Inc.'s sale of its European Temperature Control business.














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